UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by Excel Trust, Inc. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on September 3, 2010 relating to the acquisition of Vestavia Hills City Center located in Vestavia Hills (Birmingham), Alabama. In evaluating this acquisition and determining the appropriate amount of consideration to be paid for this acquisition, we considered a variety of factors including property type, geographic markets and demographics, tenants and lease terms.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Independent Auditors’ Report

Statements of Revenues and Expenses for the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, Inc. as of June 30, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Operations of Excel Trust, Inc. for the period from April 28, 2010 to June 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the period from January 1, 2010 to April 27, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the year ended December 31, 2009

Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations of Excel Trust, Inc. and Excel Trust, Inc. Predecessor

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Loan Purchase Agreement dated August 30, 2010 between Propst Vestavia LLC and Excel Vestavia, LLC. (1)

10.2	Release Agreement and Covenant Not to Sue dated August 30, 2010 among AIG Baker Vestavia, LLC, AIG/Baker Partnership and Excel Vestavia, LLC. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2010.
(2)	Filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Vestavia Hills City Center located in Vestavia Hills, Alabama (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Vestavia Hills City Center located in Vestavia Hills, Alabama for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
November 10, 2010

VESTAVIA HILLS CITY CENTER, VESTAVIA HILLS, ALABAMA

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2010 and the Year Ended December 31, 2009

	Six months ended June 30, 2010	Year ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$2,075,000	$4,235,000
Tenant reimbursements	523,000	1,041,000
Other income	1,000	—

Total revenue	2,599,000	5,276,000

Certain Expenses
Property operating and maintenance	284,000	463,000
Property taxes	299,000	584,000
Management fees	93,000	240,000
Insurance	21,000	43,000

Total certain expenses	697,000	1,330,000

Revenues in excess of certain expenses	$1,902,000	$3,946,000

See accompanying notes to statements of revenues and certain expenses.

VESTAVIA HILLS CITY CENTER, VESTAVIA HILLS, ALABAMA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of Vestavia Hills City Center located in Vestavia Hills, Alabama (the “Property”) which was acquired by Excel Trust, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired for approximately $33.4 million and has 378,805 of leasable square feet. The Company acquired the property by acquiring the mortgage loan that was secured by the Property. Concurrently with the acquisition of the mortgage loan, the borrower of the mortgage loan, AIG Baker Vestavia, a Delaware limited liability company (“Borrower”), gave the company a deed in lieu on the property in exchange for a release of certain liability under the mortgage loan. In addition, Vestavia Holdings, LLC, an affiliate of the Borrower, was granted a 30% subordinate profits participation in the Property as follows: (a) 30% of distributions of net cash from operations of the Property, after the Company receives an 11% preferred return on its cash invested in the Property, and (b) 30% of distributions of net cash from capital events, after the Company receives an 11% preferred return on its cash invested, as well as its unreimbursed capital, in the Property.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2010 to June 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to June 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through November 10, 2010 the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had two tenants account for more than 10% of the revenues in the six months ended June 30, 2010 (unaudited) and in the year ended December 31, 2009. In the six months ended June 30, 2010 (unaudited), these tenants represented approximately 20.1 % and 12.7% of total revenues respectively. In 2009, these tenants represented approximately 18.3% and 11.5% of total revenues, respectively.

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009, are as follows:

2010	$3,731,000
2011	3,538,000
2012	3,145,000
2013	2,791,000
2014	2,184,000
2015 and thereafter	13,837,000

$29,226,000

The Property was built in 2002 and was approximately 79.4% occupied at June 30, 2010 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the six months ended June 30, 2010 (unaudited) and the year ended December 31, 2009, $93,000 and $240,000 in property management fees were paid to a company affiliated with the sellers of the Property, respectively.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Company”) is based on the historical financial statements of the Company and Excel Trust, Inc. Predecessor (the “Predecessor”). The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 and condensed consolidated and combined statements of operations of the Company for the period April 28, 2010 to September 30, 2010 and the Predecessor for the period from January 1, 2010 to April 28, 2010 and for the year ended December 31, 2009 have been prepared as if the acquisition of Vestavia Hills City Center (the “Property”) had occurred on January 1, 2009.

Such unaudited pro forma financial information should be read in conjunction with the historical combined financial statements of the Company and Predecessor for the year ended December 31, 2009, including the notes thereto, which were filed as part of the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on April 22, 2010 and the Company’s subsequent Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company and Predecessor that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to represent the Company and Predecessor’s results of operations as of any future date or for any future period. The pro forma condensed consolidated and combined statements of operations of the Company and Predecessor only include the acquisition of the Property. In addition, the pro forma condensed consolidated and combined financial statements are based upon pro forma allocations of the purchase price of the Property based upon preliminary estimates of fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2010

(in thousands, except per share amounts)

	Company Historical (A)	Acquisition of Vestavia Hills City Center at Vestavia Hills (B)	Company Pro Forma
ASSETS:
Property, net	$149,180	$26,761	$175,941
Cash and cash equivalents	91,222	(33,558)	57,664
Lease intangibles, net	16,263	7,263	23,526
Other	2,924	—	2,924

Total Assets	$259,589	$466	$260,055

LIABILITIES AND EQUITY:
Liabilities:
Mortgage and notes payable	$49,996	$—	$49,996
Accounts payable and other liabilities	5,681	—	5,681
Lease intangibles, net	3,165	635	3,800

Total liabilities	58,842	635	59,477

Equity:
Total stockholder’s equity	192,854	(169)	192,685
Non-controlling interests	7,893	—	7,893

Total equity	200,747	(169)	200,578

Total liabilities and equity	$259,589	$466	$260,055

See accompanying notes

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Period from April 28, 2010 to June 30, 2010

(in thousands, except per share amounts)

	Company	Acquisition of Vestavia Hills City Center at	Company
	Historical (C)	Vestavia Hills (D)	Pro Forma
REVENUES:
Rental revenue	$1,453	$712	$2,165
Tenant recoveries	92	155	247
Other income	34	—	34

Total revenues	1,579	867	2,446

EXPENSES:
Maintenance and repairs	56	69	125
Real estate taxes	120	97	217
Management fees	3	34	37
Other operating expenses	66	7	73
General and administrative	2,136	—	2,136
Depreciation and amortization	746	410	1,156

Total expenses	3,127	617	3,744

Net operating (loss) income	(1,548)	250	(1,298)

Interest expense	(350)	—	(350)
Interest income	74	—	74

Net (loss) income	(1,824)	250	(1,574)

Non-controlling interest	(72)	10	(62)

Net (loss) income attributable to the common stockholders and controlling interest	$(1,752)	$240	$(1,512)

Basic and diluted loss per share	$(0.11)		$(0.10)

Weighted-average common shares outstanding - basic and diluted	15,460		15,460

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Period from January 1, 2010 to April 27, 2010

(in thousands)

	Predecessor	Acquisition of Vestavia Hills City Center at	Predecessor
	Historical (C)	Vestavia Hills (D)	Pro Forma
REVENUES:
Rental revenue	$1,455	$1,421	$2,876
Tenant recoveries	113	368	481

Total revenues	1,568	1,789	3,357

EXPENSES:
Maintenance and repairs	98	215	313
Real estate taxes	140	202	342
Management fees	43	59	102
Other operating expenses	98	14	112
General and administrative	8	—	8
Depreciation and amortization	542	820	1,362

Total expenses	929	1,310	2,239

Net operating income	639	479	1,118

Interest expense	(483)	—	(483)
Interest income	—	—	—

Net income	156	479	635
Non-controlling interest	290	—	290

Net (loss) income attributable to controlling interest	$(134)	$479	$345

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands)

	Predecessor	Acquisition of Vestavia City Center at	Predecessor
	Historical (C)	Vestavia Hills (D)	Pro Forma
REVENUES:
Rental revenue	$4,731	$4,349	$9,080
Tenant recoveries	259	1,040	1,299

Total revenues	4,990	5,389	10,379

EXPENSES:
Maintenance and repairs	245	463	708
Real estate taxes	399	584	983
Management fees	134	240	374
Other operating expenses	451	43	494
General and administrative	45	—	45
Depreciation and amortization	2,045	2,461	4,506

Total expenses	3,319	3,791	7,110

Net operating income	1,671	1,598	3,269
Interest expense	(1,359)	—	(1,359)
Interest income	6	—	6

Net income	318	1,598	1,916
Non-controlling interest	75	—	75

Net income attributable to controlling interest	$243	$1,598	$1,841

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(Unaudited)

(A) Derived from the Company’s condensed consolidated and combined financial statements as of June 30, 2010.

(B) To reflect the acquisition of Vestavia City Center as if it was acquired on June 30, 2010 for a purchase price of $33,389. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities according to their fair values. The pro forma adjustments are comprised of the following:

Land	$7,806
Building	17,954
Site improvements	462
Tenant improvements	539
Lease intangible assets	7,263
Mortgage payable, net	—
Lease intangible liabilities	(635)

$33,389

Vestavia Holdings, LLC, an affiliate of previous owner, was granted a 30% subordinate profits participation in the property as follows : (a) net cash from operations, after the Company receives an 11% return on its cash invested in the property ; and (b) net cash from a capital event, after the Company receives an 11% return on its cash invested as well as its unreimbursed capital invested in the property. Based on an assessment of current plans for the property and future operational cash flows, the Company believes there is no significant value for this agreement at the time the property was acquired, and accordingly, has not recognized a non-controlling interest in connection with this acquisition.

(C) Derived from the Company’s and the Predecessor’s condensed consolidated and combined financial statements of operations for the period from April 28, 2010 to June 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009.

(D) To reflect the acquisition of Vestavia City Center as if it was acquired on January 1, 2009. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 5 years and an average of 8 years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of 7 years. Historical rental revenue of $847, $1,751 and $5,275, is increased by $20, $38 and $114, for the pro forma net amortization of above and below market leases for the period from April 28, 2010 to June 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2010	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

10.1	Loan Purchase Agreement dated August 30, 2010 between Propst Vestavia LLC and Excel Vestavia LLC. (1)

10.2	Release Agreement and Covenant Not to Sue dated August 30, 2010 among AIG Baker Vestavia, LLC, AIG/Baker Partnership and ExcelVestavia, LLC. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2010.
(2)	Filed herewith.